UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2005

Electronics For Imaging, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18805	94-3086355
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Velocity Way, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-357-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 2, 2005, Electronics For Imaging, Inc. ("EFI") announced that it had completed its acquisition of VUTEk, Inc., a Delaware corporation ("VUTEk"), pursuant to the Merger Agreement (the "Merger Agreement"), dated as of April 14, 2005, by and among EFI, EFI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of EFI, and VUTEk. Pursuant to Item 9.01 of Form 8-K, EFI indicated that it would file certain financial information under Item 9.01 of Form 8-K no later than the date required by Item 9.01 of Form 8-K. This Amendment is filed to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In response to paragraph (a) of Item 9.01 of Form 8-K, the following financial statements of VUTEk are attached hereto as Exhibit 99.1: (1)audited balance sheet as of December 31, 2004 and the related statements of operations and comprehensive income, stockholders’ deficit, and cash flows for the year ended December 31, 2004 together with the report thereon of Vitale, Caturano & Company, Ltd., and (2) The balance sheet for the three months ended March 31, 2005 (unaudited), and the related statements of operations and comprehensive income, and cash flows for the three months ended March 31, 2005 and 2004 (unaudited).

(b) Pro Forma Financial Information.

In response to paragraph (b) of Item 9.01 of Form 8-K, the unaudited pro forma condensed combined balance sheet as of March 31, 2005 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2005 and for the year ended December 31, 2004 are attached hereto as Exhibit 99.2.

(c) Exhibits

2.1 Merger Agreement, dated as of April 14, 2005, by and among Electronics for Imaging, Inc., EFI Merger Sub, Inc. and VUTEk, Inc. (Incorporated by reference to Exhibit 10.1 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2005).

23.1 Consent of Independent Registered Public Accounting Firm.

99.1 Financial Statements for the Year Ended December 31, 2004 and the Three Months Ended March 31, 2005 (unaudited).

99.2 Unaudited Pro forma Condensed Consolidated Financial Statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics For Imaging, Inc.

August 12, 2005	By:	/s/ Joseph Cutts

Name: Joseph Cutts
Title: Chief Financial Officer and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Accountants
99.1	VUTEk Audited Financial Statements for the year ended December 31, 2004 and Unaudited Interim Financial Statements for the three months ended March 31, 2005
99.2	Unaudited pro forma condensed consolidated financial statements